UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) – January 18, 2011

RF MONOLITHICS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	0-24414	75-1638027

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 Sigma Road Dallas, Texas 75244

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including Area Code - (972) 233-2903

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of stockholders of RF Monolithics, Inc. (the “Company”) was held on January 19, 2011.
(b)	At such annual meeting of stockholders, the following actions were taken:
1.	The stockholders elected the following individuals as directors until the next annual meeting of stockholders or until their successors are duly elected and qualified. The action was taken as evidenced by the following votes.

Election of Directors	Votes
David M. Kirk
For	4,114,497
Withheld	12,229
Non-votes	4,498,624
William L. Eversole
For	4,046,219
Withheld	80,507
Non-votes	4,498,624
Rick L. Herrman
For	3,953,344
Withheld	173,382
Non-votes	4,498,624
Jonathan W. Ladd
For	4,114,497
Withheld	12,229
Non-votes	4,498,624

These four individuals constitute the entire board of directors serving at this time.

2.	The stockholders ratified the selection of McGladrey & Pullen LLP as the Company’s independent auditors for the fiscal year ending August 31, 2011. The action was approved by the following votes.

Ratification of McGladrey & Pullen LLP	Votes
For	8,618,462
Against	5,893
Abstain	995

Total shares represented at the meeting were 8,625,350, representing 80.48% of the total shares outstanding as of the record date, December 7, 2010.

Item 7.01. Regulation FD Disclosure

On January 18, 2011, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of RF Monolithics, Inc. (the "Company") approved the grant of 5,405 Restricted Stock Units (“RSUs”) to Michael R. Bernique, the Company’s retiring Director and Chairman of the Board.  These RSUs vested upon grant. This award was made under the RF Monolithics, Inc. 2006 Equity Incentive Plan, as amended (the "2006 Plan").  Subject to the terms and conditions of this individual award and the 2006 Plan, Mr. Bernique is entitled to receive one share of the Company's common stock for each RSU.

On January 19, 2011, the Committee approved the grant of 10,417 RSUs to each non-employee director (collectively, the "Non-Employee Directors") serving on the Board, who are William L. Eversole, Rick L. Herrman and Jonathan W. Ladd.  Each of these RSUs will vest on the first trading day of January, 2012.  The foregoing grants also were made pursuant to the 2006 Equity Incentive Plan.  When and to the extent that each of the RSUs vests, subject to the terms and conditions of the award and the 2006 Plan, the recipient will be entitled to receive one share of the Company's common stock.

The Company issued a news release, dated January 20, 2011, announcing the results of stockholder voting and the appointment of William L. Eversole as the Chairman of the Board.  This release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Exhibits.

(c)	Exhibits.

	Exhibit	Description

	99.1	Registrant’s News Release, dated January 20, 2011, announcing results of the Annual Stockholders meeting and election of Willam L. Eversole as Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RF MONOLITHICS, INC.

		By:	/s/ Harley E Barnes III
Harley E Barnes III
Chief Financial Officer

Date:	January 20, 2011

EXHIBIT INDEX

Exhibit	Description

99.1	Registrant’s News Release, dated January 20, 2011, announcing results of the Annual Stockholders meeting and election of William L. Eversole as Chairman of the Board.